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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 10, 2006

                                PPT VISION, INC.
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             (Exact name of Registrant as specified in its charter)

                                    Minnesota
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                 (State or other jurisdiction of incorporation)

                 0-11518                               41-1413354
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        (Commission File Number)                    (I.R.S. Employer
                                                   Identification No.)

                           12988 Valley View Road Eden
                            Prairie, Minnesota 55344
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              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (952) 996-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Items under Sections 1-2, 4, 6-8 are not applicable and therefore omitted.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On January 10, 2006, the Board of Directors of PPT Vision, Inc. (the "Company") authorized the Company to remove its common stock from listing on the Nasdaq Capital Market and to transfer the Company's common stock to quotation on the OTC Bulletin Board with the anticipated effective date of the change to be January 23, 2006. A copy of the press release relating to this action is attached as Exhibit 99.1

ITEM 5.02. DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 10, 2006, two directors of the Company, David C. Malmberg and Benno
G. Sand, advised the Company that they would not stand for reelection at the 2006 Annual Meeting of Shareholders. The Company intends to nominate for reelection at the 2006 Annual Meeting of Shareholders its remaining three directors, Joseph C. Christenson, Robert W. Heller and Peter R. Peterson.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.   Description
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99.1          Press Release issued by PPT Vision, Inc. on January 17, 2006.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             PPT VISION, INC.


                                             By: /s/ Joseph C. Christenson
                                                 -------------------------------
                                                 Joseph C. Christenson
                                                 President

Dated: January 17, 2006